LEADER SHORT-TERM BOND FUND

INVESTOR SHARES: LCCMX
INSTITUTIONAL SHARES: LCCIX

CLASS A SHARES: LCAMX

CLASS C SHARES: LCMCX

LEADER TOTAL RETURN FUND

INVESTOR SHARES: LCTRX
INSTITUTIONAL SHARES: LCTIX

CLASS A SHARES: LCATX

CLASS C SHARES: LCCTX

Each a Series of Northern Lights Fund Trust

Supplement dated December 2, 2013

to the Statement of Additional Information dated September 30, 2013

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The following supplements the disclosures under the heading "TYPES OF INVESTMENTS"

Closed-End Investment Companies.

Each Fund may invest its assets in "closed-end" investment companies (or "closed-end funds"), subject to the investment restrictions set forth above. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on an exchange such as the New York Stock Exchange or the National Association of Securities Dealers Automated Quotation System (commonly known as "NASDAQ") and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Funds), investors seek to buy and sell shares of closed-end funds in the secondary market.

Each Fund generally will purchase shares of closed-end funds only in the secondary market. A Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market. A Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end fund's proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if a Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the "market discount" of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value, but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

Each Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by a Fund will ever decrease. In fact, it is possible that this market discount may increase and a Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund's shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by a Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund's common shares in an attempt to enhance the current return to such closed-end fund's common shareholders. A Fund's investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Investment Companies

Each Fund may invest in investment companies such as open-end funds (mutual funds), closed-end funds, and ETFs (collectively referred to as "Underlying Funds").  Generally, the 1940 Act provides that a mutual fund may not: (1) purchase more than 3% of an investment company’s outstanding shares; (2) invest more than 5% of its assets in any single such investment company (the "5% Limit"), or (3) invest more than 10% of its assets in investment companies overall (the "10% Limit"), unless: (i) the underlying investment company and/or the Fund has received an order for exemptive relief from such limitations from the Securities and Exchange Commission ("SEC"); and (ii) the underlying investment company and the Fund take appropriate steps to comply with any conditions in such order.

In addition, Section 12(d)(1)(F) of the Investment Company Act of 1940, as amended (the "1940 Act"), provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by a Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1.5%. An investment company that issues shares to a Fund pursuant to paragraph 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. A Fund (or the Fund’s investment adviser acting on behalf of the Fund) must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund's shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

Further, a Fund may rely on Rule 12d1-3 under the 1940 Act, which allows unaffiliated mutual funds to exceed the 5% Limit and the 10% Limit, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by the Financial Industry Regulatory Authority, Inc. ("FINRA") for funds of funds.

Generally, a Fund and any "affiliated persons," as defined by the 1940 Act, may purchase in the aggregate only up to 3% of the total outstanding securities of any Underlying Fund.  Accordingly, when affiliated persons hold shares of any of the Underlying Funds, a Fund’s ability to invest fully in shares of those funds is restricted, and the Funds’ investment adviser must then, in some instances, select alternative investments that would not have been its first preference.  The 1940 Act also provides that a mutual fund whose shares are purchased by a Fund will be obligated to redeem shares held by the Fund only in an amount up to 1% of the mutual fund's outstanding securities during any period of less than 30 days. Shares held by a Fund in excess of 1% of a mutual fund's outstanding securities therefore, will be considered not readily marketable securities, which, together with other such securities, may not exceed 15% of the Fund's total assets.

Under certain circumstances an Underlying Fund may determine to make payment of a redemption by a Fund wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the Securities and Exchange Commission ("SEC"). In such cases, the Fund may hold securities distributed by an Underlying Fund until the Adviser determines that it is appropriate to dispose of such securities.

Investment decisions by the investment advisors of the Underlying Funds are made independently of the Funds. Therefore, the investment advisor of one Underlying Fund may be purchasing shares of the same issuer whose shares are being sold by the investment advisor of another such fund. The result would be an indirect expense to a Fund without accomplishing any investment purpose.  Because other investment companies employ an investment adviser, such investments by a Fund may cause shareholders to bear duplicate fees.

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This Supplement, and the Funds' Prospectus and Statement of Additional Information both dated September 30, 2013, provide relevant information for all shareholders and should be retained for future reference.  The Prospectus and the Statement of Additional Information have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling toll-free 1-800-711-9164.